ZEDGE™

Company Overview
November 12, 2020

HCW
H.C.WAINWRIGHT&CO.

6th Annual Israel Conference

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ericaofanderson
Z 1200
ZEDGE™
everything you

Safe Harbor Statement

This presentation contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Zedge's future performance;
- projections of Zedge's results of operations or financial condition;
- statements regarding Zedge's plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products; and

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Zedge's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge's control. Such known and unknown risks, uncertainties and other factors may cause Zedge's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Zedge's periodic reports filed with the Securities and Exchange Commission.

Zedge cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

About Zedge

Zedge is a leading app developer focusing on the mobile phone personalization and entertainment verticals. With more than 450 million organic installs and 32 million monthly active users, “Zedge Wallpapers and Ringtones” is all about identity. We’re the hub for self-expression used by millions for mobile phone personalization, social content and fandom art. Our app enables consumers to showcase who they are, what they like, and amplify their persona. Zedge Premium, our marketplace, enables content creators, ranging the gamut from world class celebrities to emerging artists, to display their talent and sell their content to our users. “Shortz – Chat Stories by Zedge” offers serialized, short-form fiction stories delivered as text-messaging conversations and soon to be available as mini-podcasts. Our apps run on our flexible and proven state-of-the-art digital publishing platform.



Cumulative App Installs
500MM
400MM
300MM
200MM
100MM
Launched Android App
Launched iOS App
50 Best Android Apps : Time Magazine
Best Apps Google Play
ZDGE spun out from IDT Corp Starts trading on NYSE American
Launched Zedge Premium
Acquired Freeform
Opened Vilnius Innovation Center
Nicki Minaj Promo
Introduced Paid Subscriptions
Launched “Shortz”
Oct '09
Apr '10
Oct '10
Apr '11
Oct '11
Apr '12
Oct '12
Apr '13
Oct '13
Apr '14
Oct '14
Apr '15
Oct '15
Apr '16
Oct '16
Apr '17
Oct '17
Apr '18
Oct '18
Apr '19
Oct '19
Apr '20

Investment Highlights

Leading app developer focusing on mobile phone personalization and entertainment verticals

Large Customer Base
~32MM Monthly Active Users
Valuable for lowering CAC

Growth Opportunities
Pipeline of new apps (iOS / Android); Flagship feature; Premium Marketplace; Zedge+

Optionality
iOS move into personalization; international; Shortz

Disciplined Financial Management
Cashflow positive for past 4 quarters; $5.1MM in cash, virtually no debt, no warrants; $5.6MM in NOLs

Management Execution
Streamlined org; delivered new products despite Covid; experienced team

Targeting revenue growth of greater than 20%, continued positive cash flow and profitability on a quarterly and full-year basis in FY '21

Highly Attractive User Base

~32,000,000

customers use the Zedge app, monthly, to personalize their phone

Meet The Users

OUR USERS ARE…

- Entertainment Addicts
- Social Influencers
- Sports Fans
- Gamers

BY GENDER (US)



56% 44%

BY AGE (GLOBAL)


13-17
18-24
25-34
35-44
45-54
55+
N/A
0%
25%

BY CONTINENT


N. America 24%
Asia 25%
Europe 26%
ROW 25%

HOUSEHOLD INCOME (US)


<$25K
$25K - $39K
$40K - $59K
$60K - $74K
$75K - $99K
>$100K
0%
25%

ETHNICITY (US)


Caucasian
African American
American Indian
Asian
Other
50%
100%

Source: Google Analytics, Facebook, and comScore

Zedge Flagship

Powerful and flexible platform



ASO
Press
SEO
Zedge App
Wallpapers
Video Wallpapers
Ringtones
Notifications
Icons
Widgets
???
Search & Discovery
Analytics / BI
Marketplace
Marketing Tools
Self Publishing Tools
CMS
Monetization/ eCommerce
APIs
Zedge Publishing Platform
Artists
Brands
Social Creators

Reigniting Growth

Unlocking new opportunities

Drivers

- Social/community features
- Personalized feeds
- User accounts
- Premium Marketplace expansion with social content and fandom art
- iOS
- Zedge+

A Publishing Platform Made for Artists

**Reach Tens Of Millions Of Users A Week. Start Making Money Immediately.
No Strings Attached.**


Abstract
Download some abstract wallpapers for your phone. You know they're the best kind.
ALL
WALLPAPERS
LIVE WALLPAPERS
Wallpapers
Live Wallpapers
Electronic Positivity
Ringtones

Video Wallpapers | **Dedicated Storefront** | **Ringtones & Notification Sounds**

Premium Marketplace:

- Hub for personalization, social, and fandom art
- Ideal for established and up and coming artists, alike
- Easy to use self serve platform
- Reach tens of millions of users per week
- Make money with full transparency
- Token-based economy

"In addition to working with the music streaming companies, we chose Zedge to further engage with fans not only through music, but through art as well. Zedge has proven itself as a significant distribution channel for artists."

~Mack Maine
President of Lil Wayne's Young Money Records

Shortz - Extending Into Entertainment

Serialized, Fictional, Short-Form Stories


9:41
SHORTZ
Chat stories by ZEDGE

Short form, serialized chat fiction


9:41
SHORTZ
Your Quick Diversion
Addictive bite-sized stories to feed your wildest interests.
Continue
By continuing you agree with Zedge's Terms of Service and Privacy Policy

Genres that lend themselves to spellbound storytelling


Paper
Steven Perkins
Start reading
A man awakes after a drunken blackout to find his hands bloody and a mysterious photo of a dead man on his phone. What has he done?
Season 1
Episode 1
Episode 2
Episode 3
Season 2

Imagery and story summaries that provoke the imagination


15:38
Paper
Paper - Episode 1
CHILL
They don't know stuff. They got nothing
Is the FBI guy hot?
Well
Not the point. I think we need to stop
If we get caught my scholarship for fall is screwed
I CAN'T afford that
We should pause at least

Highly engaging, tap on screen to read each line of txt


15:39
Paper
Paper - Episode 1
office to talk to the FBI guy
I think I'm gonna throw up
What if they already know?
Listen if they knew anything he woulda just arrested you or whatevs
He prolly just wants a closer look at you
Keep yer stuff together. Try not to look nervous and don't say anything. It will be fine #thuglife
Jules?
U there?
Next episode
Episode 2
CONTINUE

Cliffhanger chapter endings meant to prompt paid subscriptions


Shortz Unlimited
Unlock all stories and get new exclusive updates every week. Cancel anytime.
$24.99 / YEAR
Free for 3 days, then $24.99 yearly
$2.99 / MONTH
Free for 3 days, then $2.99 monthly
$0.99 / WEEK
Free for 3 days, then $0.99 weekly
Terms of Service and Privacy Policy

Subscription paywall to gain access to next chapter and entire library

Financial Overview

($ ‘000)



Revenue
$3,000
$2,000
$1,000
$0
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20



Gross Margin %
90%
85%
80%
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20



Income/(Loss) from Operations
$500K
$250K
$0K
($250)K
($500)K
($750)K
($1,000)K
($1,250)K
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20



Cash + Net Receivables - Net Payables
$6,000
$4,000
$2,000
$0
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20

ZEDGE, Inc. 2020

Zedge Flagship

Attractive growth and solid financials

Freemium Option
- Ad-tech improvements
- Inventory optimization
- Value exchange

Subscription Option
- Weighted toward annual subscriptions
- Annual renewal rate >40%
- Marketing and pricing

Demonstrable Results
- Paid subscribers growing by ~100K/quarter
- MAU grew by 11% QoQ
- ARPMAU grew by 29% QoQ


Paid Subscribers
Paid Subscribers
Revenue
Paid Subscribers - Cumulative
Paid Subscribers - Revenue
0K
100K
200K
300K
400K
500K
600K
700K
$0K
$100K
$200K
$300K
$400K
$500K
$600K
$700K
Jan '19
Apr '19
Jul '19
Oct '19
Jan '20
Apr '20
Jul '20


MAU and ARPMAU
ARPMAU
MAU
ARPMAU
MAU
$0.01
$0.02
$0.03
20MM
25MM
30MM
35MM
40MM
Jan '19
Apr '19
Jul '19
Oct '19
Jan '20
Apr '20
Jul '20

Governance And Investor Profile

Renowned board members with pedigree in mobile, entertainment, and value creation


Other
52%
Institutional
21%
Insiders
27%

Insider Ownership*

Michael Jonas	15.2%
Howard Jonas	1.3%
Management & ESOP	8.5%
Board of Directors	2.1%
Insider Ownership	**27.1%**

** As of October 31, 2020, on a fully diluted basis*

Board of Directors	
Michael Jonas	Executive Chairman
Howard Jonas	Vice Chairman Founder & Chairman, IDT Corp.
Mark Ghermezian	Co-CEO, American Dream Co-Founder, Braze
Elliot Gibber	President & CEO, Deb El Food Products
Paul Packer	Founder, Globis Capital Advisors LLC
Greg Suess	Founding Partner, Activist Artists Management, LLC Partner, Glaser Weil Fink Howard Avchen & Shapiro

Key Takeaways

Opportunities abound to grow our business and enrich our valuation


Large and Loyal Customer Base
Shareholder Returns
Multiple Growth Drivers
Disciplined Financial Management

FY '21 Goals

- Targeting revenue growth in excess of 20%
- Continued positive cashflow
- Ongoing profitability
- Product diversification
- User growth

ZEDGE™

Thank you!

Jonathan Reich, CEO
+1.330.577.3424
jonathan.reich@zedge.net

HCW
H.C.WAINWRIGHT&CO.
6th Annual Israel Conference

Download on the App Store
GET IT ON Google Play


ericaofanderson
Z 1200
ZEDGE™
everything you